Exhibit 99.1

Dorian LPG Ltd. Announces Public Offering of Common Shares

STAMFORD, Conn., June 5, 2024--(BUSINESS WIRE)--Dorian LPG Ltd. (NYSE: LPG) (the "Company”, “Dorian LPG”, “we”, “us” and “our”) announced today that it intends to offer, issue and sell to the public 2,000,000 shares of its common stock, par value $0.01 per share (“Common Shares”), through an underwritten public offering (the “Offering”). The net proceeds of the Offering are expected to be used for general corporate purposes.

The Company also intends to grant the underwriters a 30-day option to purchase up to an additional 300,000 Common Shares.

Jefferies is acting as lead bookrunning manager for the Offering. SEB is also acting as a joint bookrunning manager for the Offering.

The Offering is being made only by means of a prospectus supplement and accompanying base prospectus. A registration statement relating to these securities was filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on August 22, 2022. A prospectus supplement related to the Offering will be filed with the SEC. You may obtain these documents for free, once available, by visiting EDGAR on the SEC website at sec.gov. Alternatively, a copy may be obtained from Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, New York 10022, by telephone at 877-821-7388, or by email at prospectus_department@jefferies.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities, in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Dorian LPG Ltd.

Dorian LPG is a leading owner and operator of modern Very Large Gas Carriers (“VLGCs”) that transport liquefied petroleum gas globally. Our fleet currently consists of twenty-five modern VLGCs, including twenty ECO VLGCs and four dual-fuel ECO VLGCs. Dorian LPG has offices in Stamford, Connecticut, USA; Copenhagen, Denmark; and Athens, Greece.

Forward-Looking Statements

Matters discussed in this press release may constitute “forward-looking statements”, The Private Securities Litigation Reform Act of 1995 provides safe harbor protections for forward-looking statements in order to encourage companies to provide prospective information about their business. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “projects,” “forecasts,” “may,” “will,” “should” and similar expressions are forward-looking statements. These statements are not historical facts but instead represent only the Company’s current expectations and observations regarding future results, many of which, by their nature are inherently uncertain and outside of the Company’s control. Where the Company expresses an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, the Company’s forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The Company’s actual results may differ, possibly materially, from those anticipated in these forward-looking statements as a result of certain factors, including changes in the Company’s financial resources and operational capabilities and as a result of certain other factors listed from time to time in the Company’s filings with the SEC. For more information about risks and uncertainties associated with Dorian LPG’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Dorian LPG’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. The Company does not assume any obligation to update the information contained in this press release.

Contact Information

Ted Young

Chief Financial Officer

+1 (203) 674-9900

IR@dorianlpg.com

Source: Dorian LPG Ltd.

2